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                                                                   EXHIBIT 10.55


                              ASSUMPTION AGREEMENT


This agreement has been entered into by ITC Holding Company, Inc. (Current Lessee) and Knology Holdings, Inc. (Replacement Lessee) to effect the assumption by the Replacement Lessee of the lease of 312 West 8th Street, West Point, GA which is currently under lease by the Current Lessee from Midtown Realty, Inc. (Lessor).

The Replacement Lessee agrees to assume all the rights and responsibilities of the aforementioned lease (copy attached) effective November 1, 1999. All future lease payments will be made by the Replacement Lessee to the Lessor consistent with the terms of the aforementioned lease.

AGREED:                                           AGREED:
/s/                                               /s/
----------------------------                      ----------------------------
ITC Holding Company, Inc.                         Midtown Realty, Inc.



AGREED:                                           DATE:
/s/                                               11-9-99
----------------------------                      ----------------------------
Knology Holdings, Inc.
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PARTIES:    This Lease Indenture made and entered into this 1st day of December
            1998, by and between MIDTOWN REALTY, INC., 1706 Spring Road, Lanett, AL 36863 hereinafter referred to as "LANDLORD" and ITC HOLDING COMPANY, INC. hereinafter referred to as "TENANT".

                                   WITNESSETH

PREMISES:   That LANDLORD for and in consideration of the rents reserve to be paid and the covenants to be performed, has leased and by these presents does lease, unto TENANT certain premises in WEST POINT, GEORGIA (TROUP COUNTY) described as follows:

                  312 WEST 8TH STREET IN THE
                  CITY OF WEST POINT,
                  TROUP COUNTY, GEORGIA.

                  1,740 SQUARE FEET
                    310 SQUARE FEET COMMON AREA

                  2,050 TOTAL SQUARE FOOTAGE

RENT AND    To have and to hold the said property from 1st day of December 1998
TERM:       for a term of THREE YEARS, thence next ensuing, TENANT to pay therefore during said term the sum of FIVE HUNDRED NINETY-SEVEN
            DOLLARS AND 92/100 ($597.92) on the first day of each month, beginning with the first day of December 1998, at the office of LANDLORD shown above. All utilities and assessments will be paid by TENANT. 5% charge will be added after 10th of the month.

RENEWAL: TENANT shall have the right to two - 3-year renewal options and shall indicate to the LANDLORD his intention to renew ninety days prior to the expiration of the original lease or first option. If the TENANT does not desire a three-year renewal, this lease shall continue on a month-to-month basis at the then effective rate until 30 days written notice is given by either party to the other of intention to terminate.

USE: Premises are to be leased to and used by TENANT for offices and/or related business type activities ONLY, TENANT agreeing that he will not put the premises to any illegal or unlawful use nor to any use which will increase the insurance thereon.

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                                                            -2-


REPAIRS:       TENANT has examined premises and agrees that they are in good state of repair, except in the following particulars, which
          LANDLORD agrees to repair promptly:
                                   NONE
          ------------------------------------------------------------------
          ------------------------------------------------------------------
          TENANT agrees to bear the expense of keeping the premises, together with any fixtures installed therein, in good condition, ordinary wear and tear excepted, except broken glass which shall be replaced at TENANT'S expense regardless of how caused, and except the expense of keeping open all water and sewerage pipes, electrical and heat pump if determined to be caused by neglect of TENANT or SUBTENANT. LANDLORD will be responsible for PLUMBING, ELECTRICAL, HEATING AND AIR as long as it is determined to be from normal wear and tear. At the expiration, premises will be returned by TENANT "broom clean" with all keys.

DAMAGES-       TENANT will give LANDLORD notice in writing, specifically
INJURIES: pointing out any defects in the premises which may arise subsequently and agrees that LANDLORD may have not less than ten days to remedy such defects. In the absence of such notice and until the expiration of said ten days, TENANT agrees that LANDLORD is released of any and all liability therefrom for injuries or damage to TENANT, his family, servants or guests, TENANT hereby specifically waiving any law of the State of Georgia in conflict herewith or requiring inspection by LANDLORD. If a member of TENANT family, a guest or servant recovers against LANDLORD under such circumstances, TENANT agrees to indemnify and hold LANDLORD harmless for such loss.

GENERAL:       Provisions with reference to remedies in case of default,
          abandonment, or bankruptcy, with reference to LANDLORD'S right to repossess, and with reference to waiver are shown on page 4 and 5 hereof. THEY ARE A PART OF THIS AGREEMENT.

NOTICES:       All notices provided for hereunder must be in writing.  Such notices mailed to or left at the within named premises shall constitute notice to TENANT, and notice to the LANDLORD shall be accomplished by like document to LANDLORDS's as herein shown.







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                                                            -3-

INSPECTION:    Upon reasonable notice of not less than twelve hours to TENANT,
             LANDLORD may enter premises for the purpose of inspection, repair or showing to prospective purchaser or tenant. After notice of termination of lease, LANDLORD may place rental signs on the property.

POSSESSION:    If LANDLORD is prevented by law or through no fault of his in giving possession on the date herein provided, there shall be no liability for damages of any kind resulting from such failure.

ADVERTISING:   All rights to advertise on premises or place signs thereon shall be reserved to the LANDLORD.

INTEREST AND   All sums due thereunder shall bear interest at 8% per annum
COSTS: after maturity and if placed with an attorney for collection, LANDLORD may recover reasonable attorney's fees at 15% as cost of collection.

FIRE:          Should the premises be rendered untenable by fire or other casualty, the lease is to terminate. Rent shall not abate in case of partial damage which does not render the dwelling untenable, in which case repairs will be promptly made.

FIXTURES:      No fixtures are to be installed nor alterations and repairs are to be made by TENANT without the written consent of LANDLORD, but when so made shall become a part of the building including fixtures constructively attached, such as stoves and like fixtures, or others which are covered by written agreement, which shall be removable by TENANT at the end of the term; provided, all rent due under this lease has been paid and provided same can be done without damage to the premises.
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                                                             -4-

SPECIAL:               SPECIAL PROVISIONS OF THIS LEASE

             1. This is a net lease. LANDLORD will be responsible for insurance, property taxes and exterior improvements. TENANT will be responsible for utilities, cleaning service and pest control. TENANT will be responsible for any annual increases over $1,200 for property taxes and will be billed by LANDLORD.
             2. Interior improvements and betterments will be made at expense and liability of tenant with approval of LANDLORD.
             3.  TENANT has first refusal to purchase.
             4. TENANT has right to sub-lease for like or similar business or office space.
             5. Space may not be used for wholesale or retail liquor or alcoholic beverage distribution or sale.

                      ADDITIONAL PROVISIONS OF THIS LEASE

DEFAULT:       Upon failure of TENANT to pay any sums hereunder promptly, time being of the essence, or upon breach by TENANT of any of the terms of this lease, the balance due, hereunder for the full remainder of the term shall become due and payable at once by TENANT. TENANT expressly represents that all furniture, fixtures, appliances and equipment installed at premises are his property and that no furniture, fixtures or other property shall be removed by TENANT from the premises while any provision of this lease is in default.

ABANDONMENT:   If lease is in default and TENANT, his family and servants have moved from the premises, LANDLORD may thereupon re-enter take possession of the said premises, and furniture and other belongings of the TENANT which may be in same, without legal process, which will terminate any right of TENANT to re-enter.
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                                                             -5-


REPOSSESSION:  In case of abandonment of premises by TENANT, or following default, the surrender of possession on demand, or eviction by law, LANDLORD may retake possession immediately and the retaking of possession by LANDLORD, in absence of express election in writing to do so, shall not terminate this lease. LANDLORD shall have the right to recover immediately as damages, rentals to the end of the lease. LANDLORD in subletting premises shall be acting as TENANT'S agent to reduce TENANT'S loss, any net sums received by the LANDLORD to apply as payment on any judgment obtained of balance due. After same is satisfied, LANDLORD is to pay anything received to TENANT.

BANKRUPTCY:       IN case of bankruptcy, insolvency or receivership of TENANT,
               LANDLORD is to have the right at his option to forthwith terminate the lease and to proceed for any sum then due hereunder and also damages for the breach of said lease. TENANT waives and renounces for himself all HOMESTEAD and EXEMPTION rights of this State, of the United States, or any other State, and as additional security hereunder, assigns to LANDLORD as his attorney in fact to file claim for Homestead and to receive and accept same in TENANT'S name in any bankruptcy proceedings.

WAIVER:           If in any instance, LANDLORD shall allow a delay or suspend any provision in this lease, such waiver shall not prevent LANDLORD from insisting upon a strict observance thereof at any subsequent date.

                  Executed under seal in duplicate on the day and year first above written:



/s/                                         /s/
------------------------------              -------------------------------
                        TENANT                                     LANDLORD
     ITC HOLDING COMPANY, INC.                         MIDTOWN REALTY, INC.



/s/ Shirley K. Cohen
----------------------------(L.S.)          ----------------------------(L.S.)
                      ATTEST                                      ATTEST